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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2003

                                   ----------

                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-4304                75-0725338
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)

    6565 N. MACARTHUR BLVD.                                        75039
         IRVING, TEXAS                                           (Zip Code)
     (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (214) 689-4300



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ITEM 5. OTHER EVENTS.

         On November 6, 2003, Commercial Metals Company announced that it has agreed to sell $200 million aggregate principal amount of senior notes due 2013 in a private offering. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference under Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated November 6, 2003.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      COMMERCIAL METALS COMPANY


                                      By:      /s/ William B. Larson
                                             -----------------------------------
                                      Name:  William B. Larson
                                      Title: Vice President and Chief Financial
                                             Officer

Date:  November 6, 2003


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                DESCRIPTION
-------               -----------

99.1                  Press Release dated November 6, 2003.